UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

MYOMO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Portland St. 4th Floor
Boston, Massachusetts		02114
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 996-9058

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Myomo, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2023. As of April 12, 2023, the record date for the Annual Meeting, there were 20,922,918 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2023:

•
to elect Paul R. Gudonis and Thomas F. Kirk as Class III directors of the Company to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2026 and until their successors have been elected and qualified (“Proposal 1”);
•
to approve in an advisory (non-binding) vote, the compensation of the Company's named executive officers (“Proposal 2”);
•
to approve the frequency of advisory (non-binding) votes on the compensation of the Company's named executive officers ("Proposal 3")
•
to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 ("Proposal 4"); and
•
to approve the adoption of Amendment No. 2 to the Myomo 2018 Stock Option and Incentive Plan (the "Amended 2018 Plan") which increases the shares available to grant under the Amended 2018 Plan by 1,100,000.

The Company’s stockholders approved the election of Paul R. Gudonis and Thomas F. Kirk as Class III directors recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted as follows:

Nominee	For	Withhold	Broker Non-Votes
Paul R. Gudonis	9,005,578	899,106	4,601,541
Thomas F. Kirk	8,885,312	1,019,372	4,601,541

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
8,918,698	962,627	23,359

The Company’s stockholders voted for the frequency of votes (non-binding) on the compensation of the Company's named executive officers in Proposal 3 as follows:

1 Year	2 Years	3 Years	Abstain
2,268,300	535,857	7,020,616	79,911

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
13,882,930	421,711	201,584

The Company’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain
8,406,979	1,446,679	51,026

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

On June 7, 2023, the Board of Directors adopted the recommendation of stockholders to hold advisory (non-binding) votes on the compensation of the Company's named executive officers every three years. The next such vote will be held in conjunction with the Company 2026 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myomo, Inc.

Date:	June 9, 2023	By:	/s/ David A. Henry
David. A. Henry Chief Financial Officer